Filed pursuant to Rule 497(e)
File Nos. 333-179562; 811-22668

Aptus Defined Risk ETF (DRSK)

Aptus Drawdown Managed Equity ETF (ADME)
(formerly known as the Aptus Behavioral Momentum ETF)

February 19, 2020

Supplement to the
Statement of Additional Information (“SAI”),
dated August 31, 2019, as previously supplemented

Effective immediately, the following replaces the second paragraph of the “Purchase and Redemption of Shares in Creation Units– Procedures for Purchase of Creation Units” section on page 27 of the SAI.
All orders to purchase Shares directly from a Fund must be placed for one or more Creation Units and in the manner and by the time set forth in the Participant Agreement and/or applicable order form. The order cut-off time for orders to purchase Creation Units of the Aptus Drawdown Managed Equity ETF is 4:00 p.m. Eastern time and of the Aptus Defined Risk ETF is 3:00 p.m. Eastern time, which times may be modified by the Funds from time-to-time by amendment to the Participant Agreement and/or applicable order form. In the case of custom orders, the order must be received by the Distributor no later than 3:00 p.m. Eastern time or such earlier time as may be designated by a Fund and disclosed to APs. The date on which an order to purchase Creation Units (or an order to redeem Creation Units, as set forth below) is received and accepted is referred to as the “Order Placement Date.”
Also effective immediately, the following replaces the first paragraph of the“Purchase and Redemption of Shares in Creation Units–Procedures for Redemption of Creation Units” section on page 30 of the SAI.
Procedures for Redemption of Creation Units. Orders to redeem Creation Units must be submitted in proper form to the Transfer Agent prior to 4:00 p.m. Eastern Time for the Aptus Drawdown Managed Equity ETF and 3:00 p.m. Eastern Time for the Aptus Defined Risk ETF. A redemption request is considered to be in “proper form” if (i) an Authorized Participant has transferred or caused to be transferred to the Trust’s Transfer Agent the Creation Unit(s) being redeemed through the book-entry system of DTC so as to be effective by the time as set forth in the Participant Agreement and (ii) a request in form satisfactory to the Trust is received by the Transfer Agent from the Authorized Participant on behalf of itself or another redeeming investor within the time periods specified in the Participant Agreement. If the Transfer Agent does not receive the investor’s Shares through DTC’s facilities by the times and pursuant to the other terms and conditions set forth in the Participant Agreement, the redemption request shall be rejected.

Please retain this Supplement with your SAI for future reference.